Exhibit 99.2

NEW ENGEGY SYSTEMS GROUP AND
KIM FAI SOLAR ENERGY TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet as of September 30, 2010	F-2

Pro Forma Consolidated Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2010	F-3

Pro Forma Consolidated Statements of Income and Comprehensive Income for the Year Ended December 31, 2009	F-4

Notes to Pro Forma Consolidated Financial Statements	F-5

NEW ENERGY SYSTEMS GROUP
KIM FAI SOLAR ENERGY TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

(UNAUDITED)

	New Energy	Kim Fai	Pro Forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
ASSETS	(historical)	(historical)

CURRENT ASSETS
Cash and equivalents	$8,898,046	$766,465			$9,664,511
Accounts receivable	18,775,653	1,507,559			20,283,212
Inventory	2,052,490	293,686			2,346,176
Prepaid expenses	62,831	-			62,831
Other receivables	38,340	8,356			46,696
Due from shareholders	267,357	-			267,357

TOTAL CURRENT ASSETS	30,094,717	2,576,066	-		32,670,783

NONCURRENT ASSETS
Plant, property & equipment, net	895,111	141,352			1,036,463
Goodwill	28,452,196	-	27,098,196	A	55,550,392
Intangible assets, net	20,695,543	-			20,695,543

TOTAL NONCURRENT ASSETS	50,042,850	141,352	27,098,196		77,282,398

TOTAL ASSETS	$80,137,567	$2,717,418	$27,098,196		$109,953,181

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$9,437,250	$1,368,556			$10,805,806
Other payable			$13,000,000	B	13,000,000
Taxes payable	2,148,788	309,306			2,458,094
Loan payable to related party	537,225	-			537,225
Note payable	-	-

TOTAL CURRENT LIABILITIES	12,123,263	1,677,862	13,000,000		26,801,125

DEFERRED TAX LIABILITY	3,998,137	-	-		3,998,137

TOTAL LIABILITIES	16,121,400	1,677,862	13,000,000		30,799,262

SHAREHOLDER'S EQUITY
Preferred stock, $.001 par value, 7,575,757 shares authorized, issued and outstanding	7,576	-			7,576
Common stock, $.001 par value, 140,000,000 shares authorized, 11,863,390 shares issued and outstanding	11,863	-	1,913	A	13,776
Additional paid in capital	53,667,474	354,787	14,601,397	A	68,623,658
Statutory reserve	2,070,081	179,655	-	A	2,249,736
Other comprehensive income	1,617,647	40,937	(40,937)	A	1,617,647
Retained earnings	8,583,769	464,177	(464,177)	A	8,583,769
Less: Deferred compensation	(1,942,243)	-			(1,942,243)

TOTAL SHAREHOLDERS' EQUITY	64,016,167	1,039,556	14,098,196		79,153,919

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$80,137,567	$2,717,418	$27,098,196		$109,953,181

	-	-	-		-

(1) Source: unaudited financial statements of New Energy Systems Group as of September 30, 2010
as filed in Quarterly Report on Form 10Q filed with the SEC on November 15, 2010.
(2) Source: unaudited financial statements of Kim Fai Solar Energy Technology Co., Ltd. included in this 8-K.
(A) Allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price of $27,098,196 is allocated to goodwill.
(B) Payment of outstanding balance of $13 million for cash portion of the acquisition price.

See accompanying notes to pro forma consolidated financial statements

NEW ENERGY SYSTEMS GROUP AND
 KIM FAI SOLAR ENERGY TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

	New Energy	Kim Fai	Pro forma	Pro Forma
	(1)	(2)	Adjustments	Consolidated
	(historical)	(historical)

Net Revenue	$72,218,535	$13,236,410		$85,454,945

Cost of Revenue	52,432,544	9,050,711		61,483,255

Gross Profit	19,785,991	4,185,699	-	23,971,690

Operating expenses:
Selling	369,251	78,561		447,812
General and administrative	4,319,026	322,653		4,641,679

Total operating expenses	4,688,277	401,214	-	5,089,491

Income from operations	15,097,714	3,784,485	-	18,882,199

Non-operating income (expenses):
Interest income (expense)	63,824	7,261		71,085
Miscellaneous income	7,031	-		7,031

Total non-operating expenses	70,855	7,261	-	78,116

Income before income tax	15,168,569	3,791,746	-	18,960,315

Income tax	3,545,827	834,184	-	4,380,011

Net income	11,622,742	2,957,562	-	14,580,304

Other comprehensive item
Foreign currency translation	391,661	17,862	-	409,523

Comprehensive Income	$12,014,403	$2,975,424	$-	$14,989,827

Earnings per share - basic	0.98	1.55		1.06
Earnings per share - diluted	0.92	1.55		1.00

Weighted average shares outstanding	11,863,390	1,913,265		13,776,655
Diluted average shares outstanding	12,623,411	1,913,265		14,536,676

(1) Source: unaudited financial statements of New Energy Systems Group for the nine months ended September 30, 2010 as filed in Form 10-Q filed with the SEC on November 15, 2010.
(2) Source: unaudited financial statements of Kim Fai Solar Energy Technology Co., Ltd. included in this Form 8-K.

See accompanying notes to pro forma consolidated financial statements

NEW ENERGY SYSTEMS GROUP AND
KIM FAI SOLAR ENERGY TECHNOLOGY CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)

	New Energy	Kim Fai	Pro forma	Pro Forma
	(1)	(2)	Adjustments	Consolidated
	(historical)	(historical)

Net Revenue	$26,375,890	$12,240,567		$38,616,457

Cost of Revenue	18,331,539	9,005,208		27,336,747

Gross Profit	8,044,351	3,235,359	-	11,279,710

Operating expenses:
Selling	124,845	109,501		234,346
General and administrative	1,213,783	398,171		1,611,954

Total operating expenses	1,338,628	507,672	-	1,846,300

Income from operations	6,705,723	2,727,687	-	9,433,410

Non-operating income (expenses):
Interest	(49,436)	(63,295)		(112,731)
Other	(5,794)	-		(5,794)

Total non-operating expenses	(55,230)	(63,295)	-	(118,525)

Income before income tax	6,650,493	2,664,392	-	9,314,885

Income tax	813,098	510,145	-	1,323,243

Net income	5,837,395	2,154,247	-	7,991,642

Other comprehensive item
Foreign currency translation	81,816	(190)	-	81,626

Comprehensive Income	$5,919,211	$2,154,057	$-	$8,073,268

Earnings per share - basic	0.91	1.13		0.96
Earnings per share - diluted	0.82	1.13		0.88

Weighted average shares outstanding	6,393,067	1,913,265		8,306,332
Diluted average shares outstanding	7,150,642	1,913,265		9,063,907

(1) Source: audited financial statements of New Energy Systems Group for the year ended December 31, 2009 as filed in Form 10-K filed with the SEC on April 15, 2010.
(2) Source: unaudited financial statements of Kim Fai Solar Energy Technology Co., Ltd. included in this Form 8-K.

See accompanying notes to pro forma consolidated financial statements

KIM FAI SOLAR ENERGY TECHNOLOGY CO., LTD
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On November 10, 2010, New Energy Systems Group’s (the “Company”) subsidiary, Shenzhen Anytone Technology Co. Ltd, executed a share exchange agreement (the “Agreement”) to acquire the equity interest of Shenzhen Kim Fai Solar Energy Technology Co., Ltd. (“Kim Fai”), a Chinese company engaged in the development and sale of solar application products and solar energy batteries, with Kim Fai’s shareholders.  The price for 100% of the outstanding stock of Kim Fai was $28,137,753, of which $13,000,000 is to be paid in cash and the remaining is to be paid in the form of restricted shares of common stock of the Company for aggregate of 1,913,265 shares.

The fair value of the shares issued for the Kim Fai acquisition was determined by multiplying the shares issued in connection with the transaction by the stock price of New Energy at the acquisition date, which was $7.9. As of today, the Company issued to the shareholders of Kim Fai, 1,913,265 shares of restricted common stock and will pay $13,000,000 with no interest by November 10, 2011.

The accompanying pro forma consolidated balance sheet presents the accounts of New Energy and Kim Fai as if the acquisition of Kim Fai by New Energy occurred on September 30, 2010 for balance sheet purposes.  The accompanying pro forma consolidated statements of income and comprehensive income present the accounts of New Energy and Kim Fai for the nine months ended September 30, 2010 and for the year ended December 31, 2009 as if the acquisition occurred on January 1, 2010 and January 1, 2009, respectively.  The fair values of the assets acquired and liabilities assumed at agreement date are used for the purpose of purchase price allocation.  The excess of the purchase price over the fair value of the net assets acquired of $27,098,196 is recorded as goodwill.

The following adjustments would be required if the acquisition of Kim Fai by New Energy occurred as indicated above:

A)	Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price of $27,098,196 is allocated to goodwill.

B)	Payment of outstanding balance of $13 million cash of the acquisition price, which is non-interest bearing and payable by November 10, 2011.